UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

September 16, 2020

GUARANTY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-38087	75-1656431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16475 Dallas Parkway, Suite 600 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

(888) 572-9881

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	GNTY	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

Through June 30, 2020, Guaranty Bank & Trust, N.A. (the “Bank”) provided COVID-19 related financial relief to many of its customers through a 3-month principal and interest (“P&I”) deferral program or an up to 6-month interest only (“I/O”) program. The initial deferral program was not underwritten in a needs-based manner. Rather, it was provided to borrowers who believed it prudent to request such a deferral to assist during the initial uncertainty of the pandemic. For future subsequent deferral requests, the Bank will study opportunity for improved underwriting, consider the reasons for the request, look at the strength of the guarantors, other sources of repayment ability and additional collateral available, prior to approval of a second deferral.

As of September 15, 2020, 78.5% of the 3-month P&I deferrals have returned to their contractual payment agreement and there have been no borrowers in this group approved for, nor in underwriting for, a second P&I deferral. However, 12.4%, or $30.6 million, have been approved for an additional 6-month interest only payment period. Of the $30.6 million, $1.8 million are considered to be troubled debt restructurings (“TDRs”) and the remaining $28.8 million are not TDRs under Accounting Standards Codification 310-40 and Section 4013 of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) as of September 15, 2020.

The table below provides detail about the initial P&I deferral program as of June 30, 2020, and updated as of September 15, 2020:

	As of 6/30/2020	As of 9/15/2020
	Original P&I Deferred	Remaining P&I Deferred
CRE - Owner Occupied	$50,077,842	$5,947,456
CRE - Non-Owner Occupied	38,778,647	2,706,460
Construction & Development	32,924,779	12,089,146
Commercial & Industrial	2,834,241	71,832
1-4 Family	32,834,397	1,484,045
Consumer	2,030,316	71,764
Other	3,468,312	—
Subtotal - deferrals excluding COVID higher risk industries	$162,948,534	$22,370,703

COVID higher risk industries (excluded from segment subtotals above):
Retail - Strip Center	$18,955,929	$—
Retail - Other	2,547,663	640,720
Restaurant	6,142,929	—
Hotel	57,221,861	198,793
Subtotal - deferrals of COVID higher risk industries	$84,868,382	$839,513

Total of all P&I deferrals	$247,816,916	$23,210,216

% of Total Loans (excluding PPP)	14.2%	1.3%

For the initial up to 6-month I/O program, most of our borrowers chose the full 6-month option and remain in their initial I/O deferral period. We do not currently have any reason to believe that a material portion will not return to normal payments at the end of their deferral. Additionally, with our allowance for credit losses (“ACL”) to total loans (excluding PPP loans) of 1.97% as of September 15, 2020, management believes the Bank is well positioned to withstand potential/estimated future credit losses. As of September 15, 2020, there have been no borrowers in this group approved for, nor in underwriting for, a second P&I or I/O deferral.

The table below provides detail about the initial I/O deferral program as of June 30, 2020, and updated as of September 15, 2020:

	As of 6/30/2020	As of 9/15/2020
	Original I/O Deferred	Remaining I/O Deferred
CRE - Owner Occupied	$35,733,262	$25,365,458
CRE - Non-Owner Occupied	34,374,859	31,235,419
Construction & Development	13,358,996	12,782,375
Commercial & Industrial	7,990,350	7,360,139
1-4 Family	32,844,643	26,617,562
Consumer	1,256,952	686,368
Other	4,674,324	926,879
Subtotal - deferrals excluding COVID higher risk industries	$130,233,386	$104,974,200

COVID higher risk industries (excluded from segment subtotals above):
Retail - Strip Center	$18,176,573	$16,763,566
Retail - Other	1,725,099	928,741
Restaurant	10,698,184	10,265,727
Hotel	22,821,940	22,821,941
Subtotal - deferrals of COVID higher risk industries	$53,421,796	$50,779,975

Total of all I/O deferrals	$183,655,182	$155,754,175

% of Total Loans (excluding PPP)	10.5%	9.0%

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K (this “Report”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in Item 7.01 of this Report shall not be incorporated by reference into any filing or other document filed by Guaranty Bancshares, Inc. (“Guaranty”) with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Guaranty does not intend to update this information and has no current intention of releasing similar information in the future.

Item 8.01. Other Events.

On September 10, 2020, the Board of Directors of Guaranty Bancshares, Inc. (“Guaranty”) approved the resumption of Guaranty’s stock repurchase program. The share repurchase program commenced in March of 2020 and authorizes the repurchase of up to 1,000,000 shares of Guaranty’s common stock until the earlier of March 13, 2022 or the date all shares authorized for repurchase under the program have been repurchased, unless shortened or extended by the board of directors. Repurchases under this program were temporarily suspended in April 2020 in light of the uncertainties presented by the COVID-19 pandemic and surrounding events. At the time that the stock repurchase program was temporarily suspended, Guaranty had repurchased 315,509 shares under the stock repurchase program. As a result, as of September 10, 2020, there remained 684,491 shares available for repurchase under the stock repurchase program.

Under the stock repurchase program, repurchases may be made from time to time at Guaranty’s discretion in open market transactions, through block trades, in privately negotiated transactions, and pursuant to any trading plan that may be adopted by Guaranty’s management in accordance with Rule 10b5-1 of the Exchange Act, or otherwise. Any open market repurchases will be conducted in accordance with the limitations set forth in Rule 10b-18 of the Exchange Act or other applicable legal requirements. The number, price and timing of the repurchases, if any, will be at management’s sole discretion and will depend on a number of factors, including compliance with applicable laws and regulations, general market and economic conditions, the financial and regulatory condition of Guaranty, liquidity needs, and other factors. There is no assurance that Guaranty will repurchase any shares under the program.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption “Risk Factors” and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020 filed with the SEC. All information provided in this Report is as of the date hereof, and we undertake no duty to update this information unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2020

GUARANTY BANCSHARES, INC.

By:	/s/ Tyson T. Abston
Name:	Tyson T. Abston
Title:	Chairman of the Board and Chief Executive Officer